UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 7, 2002

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

This Form 8-K has 45 pages.

ITEM 5.    OTHER EVENTS

     The purpose of this Current Report on Form 8-K is to file presentation materials from BB&T's 2002 Investor Conference, held on February 7, 2002.

EXHIBIT INDEX

Exhibit 99.1 Presentation to Analysts on February 7, 2002

BB&T CORPORATION

Loan Portfolio
Performance and Strategies

February 2002

PEER PERFORMANCE COMPARISON

PORTFOLIO & LINES OF BUSINESS

RISK MANAGEMENT

LONG TERM RISK MANAGEMENT STRATEGIES

LOAN PORTFOLIO MANAGEMENT

NONPERFORMING ASSETS/
TOTAL LOANS

NET CHARGE-OFFS/AVERAGE LOANS

TOTAL LOAN YIELD

TOTAL LOAN GROWTH

BB&T PORTFOLIO
and
LINES OF BUSINESS

LINES OF BUSINESS

Portfolio Summary
As of December 31, 2001

			Proforma w/ F&M,
			Community First,
			AREA & Mid-America
	$	%	$	%
Commercial Loans	20,033	44.8	22,724	44.9
Small Business	4,040	9.0	4,631	9.2
Direct Retail	7,515	16.8	8,317	16.4
Sales Finance	2,402	5.4	2,659	5.3
Bankcard & Merchant	948	2.1	970	1.9
Mortgage	8,588	19.2	10,017	19.8
Specialized Lending	1,239	2.8	1,272	2.5
TOTAL	$44,765	100.0%	$50,590	100.0%

$ In Millions

COMMERCIAL LENDING

  Loans to small and middle market companies
  * Locally based or major local presence
  * Closely held, owner involvement
  * Total sales under $200 Million
  * Service and relationship driven
  Portfolio includes Commercial Real Estate
  * In-market lending to experienced clients
  Delivered in a value-added style
  * Responsive, reliable, flexible and advisory
  * Community bank, decentralized
  * Quality service focus

COMMERCIAL LENDING

			Plan
	2000	2001	2002
Past Dues	.80%	1.24%	1.50% or less
Loan Losses	.05%	.22%	.25% or less

Yield	Prime +	Prime +	Prime +
	.25%	.83%	1.15%

				% Increase
			00-01		01-02
Growth	$ 17,563	$ 19,501	11.04%		7.00%

$ in Millions
Excludes Unconverted Banks

SMALL BUSINESS BANKING

  Market segment with common characteristics:
  * Owner/Manager
  * One or two locations
  * Less than 20 employees
  * Sales under $2.5 Million
  * Credit needs of $500,000 or less
  * Often use the branches
  Standard credit and deposit products delivered by Business Bankers and City Executives

Largest Small Business lender in the Carolinas, Virginia and West Virginia

SMALL BUSINESS BANKING

Top 10 Small		# 1 Small Business
Business Lenders		Friendly Bank
1.	Wells Fargo	1.	BB&T
2.	Bank of America	2.	Regions
3.	US Bancorp	3.	US Bancorp
4.	Bank One	4.	Wells Fargo
5.	First Union	5.	Union Planters
6.	BB&T	6.	Columbus B&T
7.	National City	7.	Zions
8.	Sun Trust	8.	AmSouth
9.	Fifth Third	9.	Colonial
10.	Key Corp	10.	National City
	Source: December 2001 Issue of		Source: June 2001 Small
	SNL Securities - Specialty Lender		Business Administration

SMALL BUSINESS BANKING

			Plan
	2000	2001	2002
Past Dues	2.35%	3.16%	3.00% or less
Loan Losses	.35%	.62%	.65% or less

Yield	Prime +	Prime +	Prime +
	1.01%	1.73%	2.00%

				% Increase
			00-01		01-02
Growth	$ 3,776	$ 4,012	6.28%		4.80%

$ in Millions
Excludes Unconverted Banks

DIRECT RETAIL LENDING

  Consumer purpose term loans and convenient personal lines of credit
  Products delivered to clients through branch network by Retail Service Officers and Financial Center Managers
  Noninterest income from Credit Life insurance sales and loan related fees
  83% of all Direct Retail Lending loans are secured by Real Estate

Largest Home Equity Line lender in the Carolinas

DIRECT RETAIL LENDING

DIRECT RETAIL LENDING

			Plan
	2000	2001	2002
Past Dues	1.44%	1.77%	1.75% or less
Loan Losses	.21%	.27%	.30% or less

Yield	9.68%	8.90%	8.00%

				% Increase
			00-01		01-02
Growth	$ 7,363	$ 7,535	2.34%		6.00%

$ in Millions
Excludes Unconverted Banks

SALES FINANCE

  Automobile financing provided through automobile retail dealerships
  New loan contracts purchased from over 1,500 active dealers by Sales Finance Specialists in 9 centers
  Each dealer client is assigned to a Relationship Manager in the branch network
  Over 60% of Dealers have commercial loan/deposit relationships
  Consistently ranked in Top 5% of all bank indirect lenders in Dealer Satisfaction (by J.D. Powers)

SALES FINANCE

			Plan
	2000	2001	2002
Past Dues	2.56%	2.60%	2.50% or less
Loan Losses	.69%	.89%	.85% or less

Yield	8.76%	8.85%	8.10%

				% Increase
			00-01		01-02
Growth	$ 2,461	$ 2,446	-.60%		.20%

$ in Millions
Excludes Unconverted Banks

BANKCARD and
MERCHANT SERVICES

  Bankcard Products (VISA & MasterCard) and Overdraft Protection
  * Delivered through Branch Network, Direct Mail and Telemarketing
  * One-quarter of production through branch POS system
  * Sold within BB&T's Geographic Market
• Merchant Services (POS Payment Processing) * 28,000 Merchant Clients * $84.2 Million in Merchant Services' revenues projected for 2002

BANKCARD and
MERCHANT SERVICES

			Plan
	2000	2001	2002
Past Dues	2.29%	2.29%	2.50% or less
Loan Losses	2.92%	3.28%	3.30% or less

Yield	17.22%	16.24%	15.97%

				% Increase
			00-01		01-02
Growth	$ 740	$ 871	17.81%		13.00%

$ in Millions
Excludes Unconverted Banks

MORTGAGE LENDING

Production

  Largest originator of mortgage loans in the Carolinas
  Home purchase/refinance loans originated in over 200 cities
  Correspondent Lending purchases loans from 130 + correspondents, primarily mortgage bankers and financial institutions
  Wholesale Lending purchases loans from over 500 mortgage brokers

Servicing

  Servicing retained as a client service, relationship building strategy

Total Servicing -- $29.0 Billion -- 295,000 mortgages

MORTGAGE LENDING

			Plan
	2000	2001	2002
Past Dues	2.51%	2.94%	3.00% or less
Loan Losses	.02%	.02%	.03% or less

Yield	7.72%	7.43%	6.82%

				% Increase
			00-01		01-02
Growth	$8,430	$8,917	5.80%		-4.66%
Originations	$5,072	$10,525		$7,800

$ in Millions
Excludes Unconverted Banks

BB&T MORTGAGE INCOME
Residential Mortgages

			Plan
	2000	2001	2002

Origination Revenue	16,043	47,226	28,515
Servicing Revenue	50,418	68,029	78,009

Gross Revenue	$66,461	$115,255	$106,524
Mortgage Servicing Rights (MSRs):
Income at origination	36,358	72,340	53,893
Provision for Impairment	-2,964	-67,085	--
Impairment Recapture	--	5,930	40,000

Net MSRs	$33,394	$ 11,185	$ 93,893
BB&T Mortgage Banking Income	$99,855	$126,440	$200,417
Noninterest Expenses:
Amortization of MSRs	18,441	43,481	58,174
Mortgage Loan Incentive Comp.	17,010	31,017	25,598

Total Expenses	$35,451	$ 74,498	$ 83,772
Net BB&T Mortgage Banking Income	$64,132	$ 51,942	$116,645

$ in Millions

SPECIALIZED
LENDING

  Eight non-bank companies with oversight provided by advisory boards of directors from the bank and subsidiaries
  Provides "higher risk" financing alternatives to consumers and businesses
  Bank clients as well as non-bank clients within and outside the bank's primary geographic market area served by these subsidiaries
  * Laureate Capital -- Commercial mortgage banking
  * BB&T Factors -- Commercial factoring services
  * BB&T Leasing -- Commercial fleet and equipment leasing
  * Sheffield Financial -- Financing of outdoor power equipment
  * Regional Acceptance -- Indirect sub-prime auto finance
  * Lendmark Financial Services -- Sub-prime mortgage lending
  * Rose Shanis Financial Services -- Direct consumer finance
  * Prime Rate Premium Finance -- Insurance premium finance

SPECIALIZED LENDING

			Plan
		2000	2001	2002
	Loan Losses	2.61%	3.25%	3.35%

	Yield	16.34%	16.52%	17.07%

	Growth	26.92%	23.20%	21.36%

Net Income*		$38.6	$50.9	$69.1

$ in Millions
Excludes BB&T Factors and Laureate Capital
* Before Taxes and Intercompany Expenses

TOTAL LOAN PORTFOLIO

			Plan
	2000	2001	2002
Loan Losses	.27%	.40%	.45%

Yield	Prime +	Prime +	Prime +
	.16%	1.45%	2.00%

Growth	$41,934	$46,590	$51,762
% Increase	10.90%	11.10%	11.10%

$ in Millions

TOTAL LOAN PORTFOLIO

			Plan
	2000	2001	2002
Nonperforming Assets (EOP)	$ 236,329	$ 373,571	$ 395,000
Nonperforming Assets/	.36	.53	.50
Total Assets (EOP)
Nonperforming Assets/	.53	.79	.75
Total Loans +ORE (EOP)
Loan Loss Reserve/	2.45x	1.73x	1.78x
Nonperforming Assets (EOP)

$ in Thousands

RISK MANAGEMENT

Risk Management
Diversification by Lines of Business

Risk Management
Diversification by Industry

Risk Management
Watch List Distribution

Highest Percentage of Watch List Credits in Manufacturing

	% of Total	% of Total	% of
	Loans	Business Loans	Watch List
Manufacturing	3.3	6.1	29.0
Services	12.9	23.9	16.4
Retail	4.2	7.9	15.1
Real Estate Related	15.1	28.1	14.8
Construction	6.0	11.1	8.5
Agriculture/Forestry	1.7	3.2	8.2
Wholesale Trade	1.9	3.5	2.5
Transportation/Utilities	0.7	1.4	1.6
All Other Industries	8.0	14.8	3.9
	53.8	100.0	100.0

69% of Watch List in North and South Carolina

Risk Management
Commercial Real Estate

Largest concentration is
Commercial Real Estate loans

(Definition: the primary source
of funds for repayment is the sale
or rental of the property)

• Total CRE portfolio = $8.5 billion
* 18.9% of Total Loans
• Highly diversified by Property Type

Risk Management
Diversification by Property Type

Risk Management
Commercial Real Estate

In-market relationship lending focus
Underwrite client as well as the transaction
Professional CRE Underwriters assist with >$5,000,000 loans
Professional Construction Managers inspect >$1,000,000 loans
CRE limits by Risk Grade = 1/2 of non- CRE limits
Single project limit of $25,000,000

Risk Management
Diversification by Size of Relationship

Commercial and Small Business Relationships

Relationship	# of	Outstandings	% of Total
Commitment	Relationships	$ in Thousands	Loans
‹ $500M	74,690	$ 5,822,669	13.0%
$500M - $2MM	6,376	4,831,563	10.8%
$2MM - $5MM	1,839	4,159,587	9.3%
$5MM - $10MM	564	2,720,019	6.1%
$10MM - $20MM	239	2,172,438	4.9%
› $20MM	142	2,332,067	5.2%
Total	83,850	$22,038,343	49.3%

Average Small Business Relationship = $78,000
Average Commercial Relationship = $1,800,000

Excludes Leases

Risk Management
Diversification by Size of Relationship

Limited exposure to Shared National Credits

Total outstandings = $618 million
1.3% of Total Loans

Participation in syndicated credits limited to Relationship-based clients

Average Committed = $21 million
Average Outstandings = $9 million

Risk Management
Diversification by State

Risk Management
Small Business Portfolio

In-market Relationship Driven Strategy
Dedicated lenders in branches close to clients
Judgmental underwriting with scoring as tool only
64% of portfolio secured by real estate
Loss results will continue to better industry averages

Risk Management
Consumer Portfolio

Mortgage: (19.2% of Total Loans)
Low risk single family permanent mortgages
Direct Retail: (16.8% of Total Loans)
83% of portfolio is real estate secured
Sales Finance: (5.4% of Total Loans)
No retail leasing
Expect used car prices to stabilize
Bankcard: (2.1% of Total Loans)
Issue cards in-market; relationship-based strategy
Specialized Lending: (2.8% of Total Loans)
Diversified segment/product mix

LONG TERM RISK
MANAGEMENT STRATEGIES

BB&T LOAN LOSS HISTORY

RISK MANAGEMENT STRATEGIES

*Instill the BB&T Values Driven Credit Culture*

*Focus on knowledge of local markets and individual clients*

*Practice sound and fundamental underwriting and portfolio management techniques*

*Diversify to mitigate concentration risks*

LOAN PORTFOLIO MANAGEMENT

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                BB&T CORPORATION
                                                                                (Registrant)

                                                                                By: /S/ SHERRY A. KELLETT

                                                                                Sherry A. Kellett
                                                                                Senior Executive Vice President and Controller
                                                                                (Principal Accounting Officer)

Date:       February 7, 2002